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                                                     [SHIP LOGO VANGUARD/(R)/]






VANGUARD SPECIALIZED FUNDS



SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 29, 2009

Under "Description of the Trust," the following text replaces similar text under "Service Providers":

CUSTODIANS. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the Dividend Appreciation Index, Health Care, and Precious Metals and Mining Funds); Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the REIT Index Fund); and Citibank, N.A., 111 Wall Street, New York, NY 10005 (for the Dividend Growth and Energy Funds), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.











































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Vanguard Marketing Corporation, Distributor.                   SAI051 062009